Exhibit 10.8

[EXECUTION VERSION]

SUPPLEMENTAL INDENTURE

Supplemental Indenture, dated as of October 30, 2020 (this “Supplemental Indenture”), among Regional Management Issuance Trust 2019-1, a Delaware statutory trust, as issuer (the “Issuer”), Regional Management Corp., a Delaware corporation, as servicer (the “Servicer”), and Wells Fargo Bank, National Association (“Wells Fargo”), as indenture trustee (in such capacity, the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer, the Servicer, the Indenture Trustee and Wells Fargo, as account bank, have heretofore executed and delivered that Indenture, dated as of October 31, 2019 (the “Original Indenture”), providing for the issuance by the RMIT 2019-1 Issuer of (i) $108,330,000 aggregate principal amount of Class A 3.05% Asset-Backed Notes, (ii) $11,560,000 aggregate principal amount of Class B 3.43% Asset-Backed Notes, and (iii) $10,110,000 aggregate principal amount of Class C 4.11% Asset-Backed Notes (the “RMIT 2019-1 Notes”);

WHEREAS, Section 9.01(a) of the Original Indenture provides that, without the consent of the Holders of any Notes, the Issuer, the Servicer and the Indenture Trustee, so long as the Rating Agency Notice Requirement has been satisfied with respect to the applicable supplemental indenture and the Indenture Trustee has been authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental to the Original Indenture, in form satisfactory to the Indenture Trustee, to cure any ambiguity, to correct or supplement any provision therein or in any supplemental indenture that may be inconsistent with any other provision therein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under the Original Indenture or in any supplemental indenture; provided, that such action shall not have an Adverse Effect as evidenced by an Officer’s Certificate of the Servicer;

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized and all conditions and requirements necessary to make this Supplemental Indenture a valid and binding agreement Issuer, the Servicer and the Indenture Trustee have been duly performed and complied with; and

WHEREAS, the Issuer, the Servicer and the Indenture Trustee, pursuant to the foregoing authority, propose in and by this Supplemental Indenture to amend the Original Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Servicer and the Indenture Trustee mutually covenant and agree for the benefit of each other and the equal and ratable benefit of the Holders of the Notes as follows:

1.Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Original Indenture.

2.Amendments to Schedule I to Original Indenture.  Paragraphs 9 and 10 of Schedule I to the Original Indenture are hereby amended and restated in their entirety to read as follows:

“9.On or prior to the Grant of any Loan by the Issuer to Indenture Trustee for the benefit of the Indenture Trustee and the Noteholders, the Seller of such Loan has in its possession all original copies of the instruments and tangible chattel paper that constitute or evidence each Loan Granted by the Issuer to the Indenture Trustee for the benefit of the Indenture Trustee and the Noteholders; and none of the tangible chattel paper that constitute or evidence such Loan has any stamps, marks or notations indicating that such Loan has been pledged, assigned or otherwise conveyed to any Person other than the Seller, the North Carolina Trust, the Depositor, the Issuer or the Indenture Trustee, other than any such stamps, marks or notations that relate to a pledge, assignment, conveyance or other interest that has been cancelled, terminated or voided (or if such stamp, mark or notation is in the name of an agent (or any predecessor agent) under the ABL Facility, the Issuer has the right to cancel or void such stamp, mark or notation without the consent of such agent (or any predecessor agent, as applicable), and such agent (or any predecessor agent, as applicable) has released in writing its lien on such Contract).

10.To the extent that any Contract relating to a Loan constitutes Electronic Chattel Paper, there is only one single Authoritative Copy of each electronic “record” constituting or evidencing a Contract that is Electronic Chattel Paper, the record or records composing the Electronic Chattel Paper are created, stored and assigned in such a manner that (A) a single authoritative copy of the record or records exists which is unique, identifiable and unalterable (other than a revision that is readily identifiable as an authorized or unauthorized revision), (B) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy, (C) the authoritative copy has been communicated to and is maintained by the Electronic Vault Provider as a designated custodian of the Indenture Trustee, (D) all copies or revisions that add or change an identified assignee of the Authoritative Copy of such Contract that constitutes or evidences the Loan must be made with the participation of the Indenture Trustee, and (E) such Authoritative Copy identifies only the Indenture Trustee as the assignee.  To the extent that any Contract relating to a Loan constitutes Electronic Chattel Paper, none of Seller, the North Carolina Trust, the Servicer (including in its capacity as 2019-1A SUBI Servicer), the Issuer, the Electronic Vault Provider nor any other Person has communicated an Authoritative Copy of such Contract that constitutes or evidences the Loan to any Person other than the Electronic Vault Provider as a designated custodian of the Indenture Trustee pursuant to the terms of the Sale and Servicing Agreement and the Electronic Collateral Control Agreement from and after the Closing Date or the applicable Addition Date.”

3.Ratification of Original Indenture; Supplemental Indenture Part of Original Indenture.  Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Original Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4.Severability.  In case any provision in this Supplemental Indenture, the Original Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.Governing Law.  THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEROF.

6.Counterparts; Execution.  The parties hereto may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.  Notwithstanding the foregoing, with respect to any notice provided for in this Supplemental Indenture or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

7.Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

8.The Indenture Trustee.  The Indenture Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.  This Supplemental Indenture is executed and accepted by the Indenture Trustee subject to all the terms and conditions set forth in the Original Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Indenture Trustee with respect hereto.  In entering into this Supplemental Indenture, the Indenture Trustee shall be entitled to the benefit of every provision of the Original Indenture relating to the conduct or affecting the liability or affording protection to the Indenture Trustee, whether or not elsewhere herein so provided.

9.Successors.  This Supplemental Indenture shall be binding on the Issuer the Servicer and the Indenture Trustee and their respective successors and assigns, and shall inure to the benefit of the such parties and their respective successors and assigns.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

REGIONAL MANAGEMENT ISSUANCE TRUST 2019-1, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee of the Issuer

	By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson Title: Vice President

[Signature Page to Supplemental Indenture]

REGIONAL MANAGEMENT CORP., as Servicer

By:	/s/ Robert W. Beck
Name: Robert W. Beck Title: President and Chief Executive Officer

[Signature Page to Supplemental Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg Title: Vice President

[Signature Page to Supplemental Indenture]